SCUDDER EMERGING MARKETS INCOME FUND
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2002

Effective on or about September 7, 2002, the following supplements the "Management of the Funds" section in the currently effective Statement of Additional Information:

Sub-Advisor. Deutsche Asset Management Investment Services Limited ("DeAMIS" or "Subadvisor"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the Fund. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.500% for the first $250 million of average daily net assets allocated to DeAMIS for management, 0.490% of the next $250 million of such net assets, 0.470% of the next $500 million of such net assets, and 0.430% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through September 30, 2003, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Fund, and
(b) by the shareholders or the Board of Directors of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or the Subadvisor by the Board of Directors of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.





August 28, 2002